THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND,
EXCEPT AS STATED IN THE WARRANT PURCHASE AGREEMENT DATED              , 199 ,
PURSUANT TO WHICH SUCH SECURITIES WERE ISSUED, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT OR REGULATION A NOTIFICATION UNDER THE ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.


                               VALUE AMERICA, INC.


No. B-
                                    FORM OF
                               WARRANT TO PURCHASE

                    _______ SHARES (SUBJECT TO ADJUSTMENT) OF

                                  COMMON STOCK

     This certifies that for value received
                                                        or registered assigns
("Holder") is entitled, subject to the terms set forth below, at any time from and after the time immediately prior to the Vesting Date (as hereinafter
defined) and before 5:00 P.M., Eastern Standard Time, on             , 200 to
purchase from VALUE AMERICA, INC., a Virginia corporation (the "Company"),
                         (          ) shares (subject to adjustment as described
herein), of the Common Stock, without par value per share (which authorized class of shares is herein called the "Common Stock") of the Company, as constituted on the Issue Date (as hereinafter defined), upon surrender hereof, at the principal office of the Company referred to below, with a duly executed subscription form in the form attached hereto as Exhibit A and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the price of Ten Dollars ($10) per share, subject to adjustment as described herein (the "Purchase Price"). The number and character of such shares of Common Stock are subject to further adjustment as provided below, and the term "Common Stock" shall include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

     The term "Warrants" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. As
used herein, "Issue Date" shall mean          , 199 . The term "Vesting Date" as
used herein shall mean the earlier to occur of (i)          ,     , (ii) an
underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the offering price per share of the Common Stock of the Company equals or exceeds the Purchase Price then in effect (an "IPO"), (iii) the sale of all or substantially all of the assets of the Company, (iv) any consolidation or merger involving the Company, or (v) the acquisition by a single Person or group of Persons, in a single or series of transactions, of in excess of a majority of the issued and outstanding shares of capital stock of the Company having general voting power in electing the Board of Directors of the Company (irrespective of whether or not at the time such capital stock has or might have voting power by reason or the happening of any contingency). As used herein, "Person" shall mean an individual, corporation, partnership, association, trust, limited liability company or any other entity or organization, including a government or political subdivision or an agency, unit or instrumentality thereof.

     1. Exercise. Subject to the provisions of Section 2 hereof, this Warrant may be exercised at any time or from time to time from and after the time immediately prior to the Vesting Date and before 5:00 P.M., Eastern Standard
Time, on            , 200  on any business day, for the full number of shares of
Common Stock called for hereby, by surrendering it at the principal office of the Company, at 2300 Commonwealth Drive, Charlottesville, Virginia 22901, with the subscription form duly executed, together with payment in an amount equal to
(a) the number of shares of Common Stock called for on the face of this Warrant, as adjusted in accordance with the first paragraph of this Warrant (without giving effect to any further adjustment herein) multiplied (b) by the Purchase Price. Payment of this amount may be made (1) by payment in cash or by corporate check, payable to the order of the Company, or (2) by the Company not issuing that number of shares of Common Stock subject to this Warrant having a Fair Market Value (as hereinafter defined) on the date of exercise equal to such sum, as Holder may determine. This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, except that the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon a partial exercise of this Warrant in accordance with the terms hereof, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Holder without any charge therefor. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then Fair Market Value on the date of exercise of one full share of Common Stock.

     "Fair Market Value" shall mean, as of any date, (i) if shares of the Common Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the 20 consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the Nasdaq National Market ("NNM"), the average of the closing prices as reported on the NNM during the 20 consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NNM; or (iii) if the shares of the Common Stock are not traded on a national securities exchange or the NNM but are otherwise traded over-the-counter, the arithmetic average (for consecutive trading days) of the mean between the highest bid and lowest asked prices as of the close of business during the 20 consecutive trading days preceding the trading day immediately prior to such date as quoted on the National Association of Securities Dealers Automated Quotation system or an equivalent generally accepted reporting service. If none of (i), (ii) or (iii) of the preceding sentence applies, "Fair Market Value" shall mean, as of the date in question, the fair market value of the Common Stock as determined by the Board of Directors of the Company, provided, that if the Holder does not agree with such value, the fair market value shall be that price established by an investment banking firm of national repute selected by both the Company and Holder (with the Company bearing the expenses of such investment banking firm).

     2. Mandatory Exercise. This Warrant has been issued in connection with that certain Amended and Restated Revolving Loan Agreement dated as of November 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Revolving Loan Agreement") by and between The Union Labor Life Insurance Company, acting on behalf of its Separate Account P ("ULLICO"), and the Company and each Participation Agreement (collectively, the "Participation Agreements") entered into by and between ULLICO and various individuals and entities (collectively, the "Participants") in connection with the Revolving Loan Agreement.

     A. By acceptance of this Warrant, the Holder agrees that upon the closing of the IPO, the Holder shall be deemed to have exercised this Warrant, to the extent provided in Section 2.C, automatically without any further action by the Holder (the "Automatic Exercise").

     B. Upon the Automatic Exercise, Holder shall surrender this Warrant to the Company, at its principal executive office or at the office of any transfer agent for the Common Stock, and shall pay the Purchase Price for shares of Common Stock subject to this Warrant, to the extent provided in Section 2.C, by the cancellation of indebtedness of the Company then outstanding under the Revolving Loan Agreement equal to the difference between (i) the principal amount of all indebtedness of the Company then outstanding under the Revolving Loan Agreement and (ii) the aggregate indebtedness of the Company then outstanding under the Revolving Loan Agreement that is held by the Participants, directly or indirectly, as a participant through ULLICO in such indebtedness (as to Holder, the "Canceled Indebtedness").

     C. The number of shares of Common Stock issuable to the Holder upon the Automatic Exercise shall be equal to the quotient of (i) the principal amount of the Canceled Indebtedness, divided by (ii) the Purchase Price then in effect. The Company shall issue a new Warrant to Holder for the difference, if any, between the number of shares subject to this Warrant and the number of shares issued as provided in the immediately preceding sentence.

     D. The cancellation of the Canceled Indebtedness and the Automatic Exercise shall be deemed to have occurred automatically upon the closing of the IPO, provided, that upon the closing of the IPO the Company pays to Holder (i) the accrued interest in the Canceled Indebtedness and (ii) Holder's direct or indirect interest in the unpaid principal amount of the indebtedness of the Company, if any, that arises under the Revolving Loan Agreement and that is not canceled upon an IPO under this Warrant or any similar Warrant issued by the Company to any other direct or indirect holder of such indebtedness.

     E. Holder shall deliver, or shall direct ULLICO to deliver, an instrument evidencing the Canceled Indebtedness to the Company, marked "Paid in Full," against delivery to ULLICO of a cashier's check payable to Holder representing the payment described in Section 2.D.

     F. PRIOR TO THE IPO, HOLDER SHALL NOT SELL, TRANSFER, ASSIGN OR PLEDGE THIS WARRANT TO ANY PERSON UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR PLEDGE CONSTITUTES A SALE, TRANSFER, ASSIGNMENT OR PLEDGE OF THIS WARRANT TO SUCH PERSON IN ITS ENTIRETY. ANY SALE, TRANSFER, ASSIGNMENT OR PLEDGE OR ATTEMPTED SALE, TRANSFER, ASSIGNMENT OR PLEDGE OF THIS WARRANT IN VIOLATION OF THIS RESTRICTION SHALL BE NULL AND VOID.

     3. Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable, and the

Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

     4. Transfer and Exchange. This Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant together with a completed and executed assignment form in the form attached as Exhibit B and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant when endorsed in blank shall be deemed negotiable and that when this Warrant shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

     This Warrant is exchangeable at such office for Warrants for the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange.

     5. A. Adjustment for Dividends in Other Stock and Property; Reclassifications. In case at any time or from time to time the holders of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor,

                      (1) other or additional stock or other securities or
             property (other than cash) by way of dividend,

                      (2) any cash or other property paid or payable out of
             any source other than retained earnings (determined in accordance with generally accepted accounting principles), or

                      (3) other or additional stock or other securities
             or property (including cash) by way of stock-split, spin-off, reclassification, combination of shares or similar corporate rearrangement,


(other than (x) additional shares of Common Stock or any other stock or securities into which such Common Stock shall have been changed, (y) any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities or
(z) any Stock Purchase Rights (as hereinafter defined), issued as a stock dividend or stock-split, adjustments in respect of which shall be covered by the terms of Section 5.C, 4.D or 4.H), then and in each such case Holder, upon the exercise hereof as provided in Section 1 or Section 2, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (2) and (3) above) which such Holder would hold on the date of such exercise if on the Issue Date Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant, as adjusted in accordance with the first paragraph of this Warrant, and had thereafter, during the period from the Issue Date to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property (including cash in the cases referred to in clause
(2) and (3) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 5.A and 4.B.

     B. Adjustment for Reorganization, Consolidation and Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or entity or convey all or substantially all its assets to another corporation or entity, then and in each such case Holder, upon the exercise hereof as provided in Section 1 or Section 2 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Sections 5.A, 4.B, 4.C and 4.D; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     C. Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event

     (1) the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which shall be the total number of shares of

Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date as the case may be, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this Section 5.C as of the time of actual payment of such dividends or distributions; and

     (2) the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be increased, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, in inverse proportion to the decrease in the Purchase Price.


     D. Stock Split and Reverse Stock Split. If the Company at any time or from time to time effects a stock split or subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that stock split or subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time effects a reverse stock split or combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that reverse stock split or combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 5.D shall become effective at the close of business on the date the stock split, subdivision, reverse stock split or combination becomes effective.

     E. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any share of stock receivable upon the exercise of the Warrants above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding.

     F. Accountants' Certificate as to Adjustment. In each case of an adjustment in the number of shares of Common Stock or the number or type of other stock, securities or property receivable on the exercise of the Warrants, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant at the time outstanding.

     G. Notices of Record Date. In case

               (1) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

               (2) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

               (3) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least 30 days prior to the date therein specified.

     H. Stock Purchase Rights. If at any time or from time to time, the Company grants or issues to the record holders of the Common Stock any options, warrants or subscription rights (collectively, the "Stock Purchase Rights") entitling a holder to purchase Common Stock or any security convertible into or exchangeable for Common Stock or to purchase any other stock or securities of the Company, the Holder shall be entitled to acquire, upon the terms applicable to such Stock Purchase Rights, the aggregate Stock Purchase Rights which Holder could have acquired if Holder had been the record holder of the maximum number of shares of Common Stock issuable upon exercise of this Warrant on both (x) the record date for such grant or issuance of such Subscription Rights, and (y) the date of the grant or issuance of such Stock Purchase Rights.

     6. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     7. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

     8. Warrant Purchase Agreement and Registration Rights Agreement. This Warrant has been issued pursuant to the Warrant Purchase Agreement dated as of
          , 199_ (the "Purchase Agreement") between the Company and
                                                                       and
the transferability of this Warrant and the Common Stock issuable upon the exercise hereof are subject to the Purchase Agreement. In addition, the Holder of this Warrant and the Common Stock issuable upon the exercise hereof are entitled to have such Common Stock registered under the Securities Act of 1933, as amended, in accordance with that certain Registration Rights Agreement dated
as of November 17, 1998 among the Company and               , as amended.

     9. Notices. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

     10. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

     12. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the internal laws, and not the law of conflicts of laws, of the Commonwealth of Virginia.

             DATED:           , 199


                                            VALUE AMERICA, INC.


                                           By:_______________________________
                                           Name: ____________________________
                                           Title: ___________________________

                                                              EXHIBIT A

                                SUBSCRIPTION FORM
                                -----------------
                 (To be executed only upon exercise of Warrant)


     The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ of the number of shares of Common Stock of Value America, Inc., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

         DATED:__________________


                                            -------------------------------
                                            (Signature of Registered Owner)


                                            -------------------------------
                                                    (Street Address)


                                            -------------------------------
                                            (City)        (State)     (Zip)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT
                               ------------------

     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee           Address                   No. of Shares
----------------           -------                   -------------



and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of Value America, Inc., maintained for the purpose, with full power of substitution in the premises.

         DATED:__________________


                                            -------------------------------
                                                      (Signature)


                                            -------------------------------
                                                       (Witness)